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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  November 6, 2000



                                 CuraGen Corporation
            (Exact name of registrant as specified in its charter)


Delaware                  0-23223                  06-1331400
------------------      ---------------------      ---------------------
(State or other           (Commission              (IRS Employer
jurisdiction of           File Number)             Identification No.)
incorporation)


                       555 Long Wharf Drive, 11TH FLOOR
                         New Haven, Connecticut 06511
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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ITEM 5.   OTHER EVENTS.

     On November 6, 2000, the Company issued a press release announcing that it is making a public offering of 4 million newly issued shares of its common stock, plus up to 600,000 additional shares to cover any over-allotments. All shares of the common stock are being offered by the Company. The shares of common stock are being offered through a prospectus supplement pursuant to the Company's effective shelf registration statement in an offering jointly lead-managed by Morgan Stanley Dean Witter and Lehman Brothers, and co-managed by Dain Rauscher Wessels; Bear, Stearns & Co., Inc.; Prudential Vector Healthcare, a unit of Prudential Securities; and Thomas Weisel Partners LLC. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)      Exhibits.

          Exhibit 99.1 -  Press Release

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date:  November 6, 2000  By: /s/  David Wurzer
                             -----------------
                             Executive Vice President and
                             Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                 Sequential
Number      Description                                 Page Number
-------     -----------                                 -----------

99.1        The Registrant's Press Release                    5
            dated November 6, 2000.




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